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                             JOINT FILER INFORMATION
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Joint Filer Name:                                      CALVERT CAPITAL IV L.L.C.
Relationship to Issuer:                                10% Owner, as general partner of ABS Ventures VI L.P. (the reporting person disclaims beneficial ownership of the
                                                       reported securities except to the extent of its pecuniary
                                                       interest therein)
Address:                                               890 Winter Street
                                                       Waltham, MA  02451
Designated Filer:                                      ABS Ventures VI L.P.
Date of Event Requiring Statement:                     6/20/06
Issuer Name and Ticker or Trading Symbol:              SynchronOSS Technologies Inc. (SNCR)

Signature                                              Calvert Capital IV L.L.C.

                                                       By: /s/ Bruns H. Grayson
                                                           --------------------
                                                           Senior Manager


Joint Filer Name:                                      BRUNS H. GRAYSON
Relationship to Issuer:                                10% Owner, as Senior Manager of Calvert Capital IV L.L.C.,
                                                       the general partner of ABS Ventures VI L.P., as Senior
                                                       Manager of ABS Investors L.L.C. and as an officer, director and shareholder of Calvert Capital Management Company (the
                                                       reporting person disclaims beneficial ownership of the
                                                       reported securities except to the extent of his pecuniary
                                                       interest therein)
Address:                                               890  Winter Street
                                                       Waltham, MA  02451
Designated Filer:                                      ABS Ventures VI L.P.
Date of Event Requiring Statement:                     6/20/06
Issuer Name and Ticker or Trading Symbol:              SynchronOSS Technologies Inc. (SNCR)

Signature                                              /s/ Bruns H. Grayson
                                                       --------------------

Joint Filer Name:                                      R. WILLIAM BURGESS JR.
Relationship to Issuer:                                10% Owner, as Manager of Calvert Capital IV L.L.C., the
                                                       general partner of ABS Ventures VI L.P. and as an officer, director and shareholder of Calvert Capital Management Company (the reporting person disclaims beneficial ownership of the
                                                       reported securities except to the extent of his pecuniary
                                                       interest therein)
Address:                                               890  Winter Street
                                                       Waltham, MA  02451
Designated Filer:                                      ABS Ventures VI L.P.
Date of Event Requiring Statement:                     6/20/06
Issuer Name and Ticker or Trading Symbol:              SynchronOSS Technologies Inc. (SNCR)

Signature                                              /s/ R. William Burgess Jr.
                                                       --------------------------
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